U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2017

MTGE Investment Corp.
(Exact name of registrant as specified in its charter)

MARYLAND	001-35260	45-0907772
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Bethesda Metro Center, 12th Floor, Bethesda, MD 20814
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (301) 968-9220

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03. Amendment to Articles of Incorporation or Bylaws.
On March 16, 2017, the Board of Directors (the “Board”) of MTGE Investment Corp. (the “Company”) approved an amendment to the Company’s Amended and Restated Bylaws (the “Bylaws”) to provide stockholders the right to amend the Bylaws with a majority vote of all shares outstanding and entitled to vote on the matter. The Board of Directors retained the concurrent right to amend the Bylaws with the affirmative vote of a majority of the directors then in office.
The foregoing description of the amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of MTGE Investment Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTGE INVESTMENT CORP.
Dated: March 17, 2017	By:	/s/ Kenneth L. Pollack
Kenneth L. Pollack Senior Vice President, Chief Compliance Officer and Secretary